________________________________________________________________________________

                                                                    EXHIBIT 10.3

                         REGISTRATION RIGHTS AGREEMENT


                           DATED AS OF JUNE 4, 1996

                                 BY AND AMONG

                         COBBLESTONE GOLF GROUP, INC.

                                  AS ISSUER,

                          THE GUARANTORS NAMED HEREIN

                                      AND

              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                                      AND

                              BA SECURITIES, INC.

                             AS INITIAL PURCHASERS

________________________________________________________________________________

                         REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), is made and entered into as of June 4, 1996, among COBBLESTONE GOLF GROUP, INC., a Delaware corporation (the "Issuer"), the Guarantors named herein and DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION and BA SECURITIES, INC. (collectively, the "Initial Purchasers").

          This Agreement is made pursuant to the Purchase Agreement, dated May 29, 1996, among the Issuer, the Guarantors and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Issuer and the Guarantors to the Initial Purchasers of $70,000,000 aggregate principal amount of 11 1/2 Senior Notes due 2003 and the related guarantees by the Guarantors (collectively, the "Notes"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Issuer and the Guarantors have agreed to provide to the Initial Purchasers and their respective direct and indirect transferees, among other things, the registration rights for the Notes set forth in this Agreement. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

          The parties hereby agree as follows:

1.  Definitions
    -----------

          As used in this Agreement, the following terms shall have the following meanings (and, unless otherwise indicated, capitalized terms used herein without definition shall have the respective meanings ascribed to them by the Purchase Agreement):

          Applicable Period:  See Section 2(b) hereof.
          -----------------

          Closing Date:  The Closing Date as defined in the Purchase Agreement.
          ------------

          Effectiveness Period:  See Section 3(a) hereof.
          --------------------

          Effectiveness Target Date:  See Section 4(a)(ii) hereof.
          -------------------------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations of the SEC promulgated thereunder.

          Exchange Notes:  See Section 2(a) hereof.
          --------------

          Exchange Offer:  See Section 2(a) hereof.
          --------------

          Exchange Offer Registration Statement:  See Section 2(a) hereof.
          -------------------------------------

          Guarantors:  The Guarantors, as defined in the Indenture.
          ----------

          Holder:  Any holder of Transfer Restricted Notes.
          ------

          Indemnified Party:  See Section 7 hereof.
          -----------------

          Indemnified Person:  See Section 7 hereof.
          ------------------

          Indemnifying Person:  See Section 7 hereof.
          -------------------

          Indenture:  The Indenture, dated as of June 4, 1996, by and among the
          ---------
Issuer, the Guarantors and Norwest Bank Minnesota, National Association, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Initial Purchasers:  See the introductory paragraph to this Agreement.
          ------------------

          Inspectors:  See Section 3(m) hereof.
          ----------

          Issuer:  See the introductory paragraph of this Agreement.
          ------

          Liquidated Damages:  See Section 4(a) hereof.
          ------------------

          Notes:  See the introductory paragraphs to this Agreement.
          -----

          Participating Broker-Dealer:  See Section 2(b) hereof.
          ---------------------------

          Person or person:  An individual, trustee, corporation, partnership,
          ------    ------
joint stock company, trust, unincorporated association, union, business association, limited liability company, limited liability partnership, firm or other legal entity.

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Exchange Notes and/or the Transfer Restricted Notes (as applicable), covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Records:  See Section 4(m) hereof.
          -------

          Registration Default:  See Section 4(a) hereof.
          --------------------

          Registration Statement:  Any registration statement of the Issuer and
          ----------------------
the Guarantors, including, but not limited to, the Exchange Offer Registration Statement or a registration statement of the Issuer and the Guarantors that otherwise covers any of the Transfer Restricted Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144:  Rule 144 promulgated pursuant to the Securities Act, as
          --------
currently in effect, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          Rule 144A:  Rule 144A promulgated pursuant to the Securities Act, as
          ---------
currently in effect, as such rule may be amended from time to time, or any simalar rule or regulation hereafter adopted by the SEC.

          Rule 415:  Rule 415 promulgated pursuant to the Securities Act, as
          --------
such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC:  The Securities and Exchange Commission.
          ---

          Securities Act:  The Securities Act of 1933, as amended, and the rules
          --------------
and regulations of the SEC promulgated thereunder.

          Shelf Notice:  See Section 2(c) hereof.
          ------------

          Shelf Registration:  See Section 3(a) hereof.
          ------------------

          TIA:  The Trust Indenture Act of 1939, as amended, and the rules
          ---
and regulations of the SEC promulgated thereunder.

          Transfer Restricted Notes:  The Notes upon original issuance thereof
          -------------------------
and at all times subsequent thereto, until (i) a Registration Statement covering such Notes has been declared effective by the SEC and such Notes have been disposed of in accordance with such effective Registration Statement, (ii) such Notes are sold in compliance with Rule 144 or (iii) such Notes cease to be outstanding.

          Trustee:  The trustee under the Indenture and, if existent, the
          -------
trustee under any indenture governing the Exchange Notes.

          Underwritten registration or underwritten offering:  A registration in
          --------------------------------------------------
which securities of the Issuer or a Guarantor are sold to an underwriter for reoffering to the public.

2.   Exchange Offer
     --------------

          (a) The Issuer and the Guarantors agree to file with the SEC within 60 days after the Closing Date an offer to exchange (the "Exchange Offer"), any and all of the Transfer Restricted Notes for a like aggregate principal amount of debt securities of the Issuer and the Guarantors (the "Exchange Notes"), which Exchange Notes will be (i) substantially identical in all material respects to the Notes, except that such Exchange Notes will not contain terms with respect to transfer restrictions and the identity of the Guarantors may change in accordance with the terms of the Indenture, (ii) entitled to the benefits of the Indenture or a trust indenture which is identical to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA), and which, in either case, has been qualified under the TIA, and (iii) registered pursuant to an effective Registration Statement in compliance with the Securities Act. The Exchange Offer will be registered pursuant to the Securities Act on an appropriate form of Registration Statement (the "Exchange Offer Registration Statement"), and will comply with all applicable tender offer rules and regulations promulgated pursuant to the Exchange Act and shall be duly registered or qualified pursuant to all applicable state securities or Blue Sky laws. The Exchange Offer shall not be subject to any condition, other than that the Exchange Offer does not violate any applicable law, policy or interpretation of the staff of the SEC. No securities shall be included in the Exchange Offer Registration Statement other than the Transfer Restricted Notes and the Exchange Notes. The Issuer and the Guarantors agree to use their reasonable best efforts to (x) cause the Exchange Offer Registration Statement to become effective pursuant to the Securities Act within 120 days after the Closing Date; and (y) keep the Exchange Offer open for not less than 20 business days (or such longer period required by applicable law), after the date that the notice of the Exchange Offer referred to below is mailed to Holders. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Notes received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, and that such Holder is not an "affiliate" of the Issuer within the meaning of Rule 405 of the Securities Act (or that if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable). Each Holder that is not a Participating Broker-Dealer will be required to represent that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes. Each Holder that (i) is a Participating Broker-Dealer and (ii) will receive Exchange Notes for its own account in exchange for the Transfer Restricted Notes that it acquired as the result of market-making or other trading activities will be required to acknowledge that it will deliver a Prospectus as required by law in connection with any resale of such Exchange Notes. Upon consummation of the Exchange
Offer in accordance with this Agreement, the Issuer and the Guarantors shall have no further obligation to register Transfer Restricted Notes pursuant to
Section 3 of this Agreement.

          (b) The Issuer and the Guarantors shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange
Act), of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"). Such "Plan of Distribution" section shall also allow the use of the Prospectus by all persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes.

          The Issuer and the Guarantors shall use their reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Notes; provided
                                                                     --------
that such period shall not exceed 180 days after consummation of the Exchange Offer (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").

          In connection with the Exchange Offer, the Issuer and the Guarantors shall:

          (a) mail as promptly as practicable to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (b) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

          (c) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Transfer Restricted Securities delivered for exchange and a statement that such Holder is withdrawing his or her election to have such Transfer Restricted Securities exchanged.

          As soon as practicable after the close of the Exchange Offer, the Issuer and the Guarantors shall:

          (i) accept for exchange all Notes tendered and not validly withdrawn pursuant to the Exchange Offer;

          (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Notes so accepted for exchange; and

          (iii) cause the Trustee to authenticate and deliver promptly to each Holder of Notes, Exchange Notes equal in principal amount to the Notes of such Holder so accepted for exchange.

          (c) If (1) prior to the consummation of the Exchange Offer, applicable interpretations of the staff of the SEC do not permit the Issuer and the Guarantors to effect the Exchange Offer, or (2) if for any other reason the Exchange Offer is not consummated within 165 days of the Closing Date, then the Issuer shall promptly deliver to the Holders and the Trustee written notice thereof (the "Shelf Notice"), and the Issuer and the Guarantors shall file a Registration Statement pursuant to Section 3 hereof. Following the delivery of a Shelf Notice to the Holders of Transfer Restricted Notes, the Issuer and the Guarantors shall not have any further obligation to conduct the Exchange Offer pursuant to this Section 2, provided, that the Issuer and the Guarantors shall
                            --------
have the right, nonetheless, to proceed to consummate the Exchange Offer notwithstanding their obligations pursuant to this Section 2(c) (and, upon such consummation, their obligation to consummate a Shelf Registration shall terminate).

3.   Shelf Registration
     ------------------

          If the Issuer and the Guarantors are required to deliver a Shelf Notice as contemplated by Section 2(c) hereof, then:

          (a)  Shelf Registration.  The Issuer and the Guarantors shall prepare
               ------------------
and file with the SEC, within 60 days after such filing obligation arises, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Transfer Restricted Notes (the "Shelf Registration"). The Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of the Transfer Restricted Notes for resale by the Holders in the manner or manners reasonably designated by them (including, without limitation, one or more underwritten offerings). The
Issuer and the Guarantors shall not permit any securities other than the Transfer Restricted Notes to be included in the Shelf Registration. The Issuer and the Guarantors shall use their reasonable best efforts, as described in
Section 5(b) hereof, to cause the Shelf Registration to be declared effective pursuant to the Securities Act on or prior to 60 days after the filing of such Shelf Registration Statement and to keep the Shelf Registration continuously effective under the Securities Act until the earlier of (i) the date which is 36 months after the Closing Date, (ii) the date that all Transfer Restricted Notes covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf

Registration or (iii) the date that there ceases to be outstanding any Transfer Restricted Notes (the "Effectiveness Period").

          (b)  Supplements and Amendments.  The Issuer and the Guarantors shall
               --------------------------
use their reasonable best efforts to keep the Shelf Registration Statement continuously effective by supplementing and amending the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Transfer Restricted Notes covered by such Registration Statement or by any underwriter of such Transfer Restricted Notes.

4.   Liquidated Damages
     ------------------

          (a) The Issuer, the Guarantors and the Initial Purchasers agree that the Holders of Transfer Restricted Notes will suffer damages if the Issuer or the Guarantors fail to fulfill their obligations pursuant to Section 2 or
Section 3 hereof and that it would not be possible to ascertain the extent of such damages. Accordingly, in the event of such failure by the Issuer or the Guarantors to fulfill such obligations, the Issuer and the Guarantors hereby agree to pay liquidated damages ("Liquidated Damages"), to each Holder of Transfer Restricted Notes under the circumstances and to the extent set forth below:

          (i) if neither the Exchange Offer Registration Statement nor the Shelf Registration has been filed with the SEC on or prior to the date specified for such filing; or

          (ii) if neither the Exchange Offer Registration Statement nor the Shelf Registration is declared effective by the SEC on or prior to the date specified for such effectiveness (the "Effectiveness Target Date"); or

          (iii) if an Exchange Offer Registration Statement is declared effective by the SEC, and on or prior to 45 days following the earlier of
     (A) the effectiveness thereof or (B) the Effectiveness Target Date, the Issuer and the Guarantors have not exchanged Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange Offer; or

          (iv) the Shelf Registration has been declared effective by the SEC and such Shelf Registration ceases to be effective or usable at any time during the Effectiveness Period, without being succeeded on the same day immediately by a post-effective amendment to such Shelf Registration that cures such failure and that is itself immediately declared effective on the same day;

(any of the foregoing, a "Registration Default"), then, with respect to the first 90-day period following such Registration Default, the Issuer and the Guarantors shall pay to each Holder of Transfer Restricted Notes Liquidated Damages in an amount equal to $0.05 per week per $1,000 principal amount of Transfer Restricted Notes held by such Holder for each week or portion thereof that the Registration Default continues. The amount of such Liquidated Damages will increase by an additional $0.05 per week per $1,000 principal amount of Transfer Restricted Notes with respect to each subsequent 90-day period until all Registration Defaults have been cured; provided, however, that Liquidated
                                           --------  -------
Damages shall not at any time exceed $0.25 per week per $1,000 principal amount of Transfer Restricted Notes (regardless of whether one or more than one Registration Defaults has occurred and is continuing). Following the cure of all Registration Defaults relating to any Transfer Restricted Notes, the accrual of Liquidated Damages with respect to such Transfer Restricted Notes will cease. A Registration Default under clause (i) above shall be cured on the date that either the Exchange Offer Registration Statement or the Shelf Registration is filed with the SEC; a Registration Default under clause (ii) above shall be cured on the date that either the Exchange Offer Registration Statement or the Shelf Registration is declared effective by the SEC; a Registration Default under clause (iii) above shall be cured on the earlier of the date (A) the Exchange Offer is consummated or (B) the Issuer and the Guarantor deliver a Shelf Notice to the Holders of Transfer Restricted Notes; and a Registration Default under clause (iv) above shall be cured on the earlier of (A) the date the Shelf Registration is declared effective or (B) the Effectiveness Period expires.

          (b) The Issuer shall notify the Trustee within one business day after each and every date on which a Registration Default first occurs. Liquidated Damages shall be paid by the Issuer and the Guarantors to the Holders by wire transfer of immediately available funds to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified on or before the semi-annual interest payment date provided in the Indenture (whether or not any interest is then payable on the Notes) and on each payment date provided in the Indenture including, without limitation, whether upon redemption, maturity (by acceleration or otherwise), purchase upon a change of control or purchase upon a sale of assets. Each obligation to pay Liquidated Damages shall be deemed to commence accruing on the date of the applicable Registration Default and to cease accruing when all Registration Defaults have been cured. In no event shall the Issuer pay Liquidated Damages in excess of the applicable maximum weekly amount set forth above, regardless of whether one or multiple Registration Defaults exist.

          (c) The parties hereto agree that the Liquidated Damages provided for in this Section 4 constitute a reasonable estimate of the damages that will be suffered by Holders by reason of the failure to file the Exchange Offer Registration Statement or the Shelf Registration Statement, the failure of the Exchange Offer Registration Statement or the Shelf Registration Statement to be declared effective, the failure to consummate the Exchange offer or the failure of the Shelf Registration Statement to remain effective, as the case may be, in accordance with this Agreement.

5.   Registration Procedures
     -----------------------

          In connection with the registration of any Exchange Notes or Transfer Restricted Notes pursuant to Sections 2 or 3 hereof, the Issuer and the Guarantors shall effect such registration to permit the sale of such Exchange Notes or Transfer Restricted Notes (as applicable), in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Issuer and the Guarantors shall:

          (a) prepare and file with the SEC, a Registration Statement or Registration Statements as prescribed by Section 2 or Section 3 hereof, and to use their reasonable best efforts to cause such Registration Statement to become effective and remain effective as provided herein; provided that, if (1) such
                                                   --------
filing is pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuer and the Guarantors shall furnish to and afford the Holders of the Transfer Restricted Notes and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel, previously identified to the Issuer and the Guarantors and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto), proposed to be filed (at least 3 business days prior to such filing, or such later date as is reasonable under the circumstances). The Issuer and the Guarantors shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders, pursuant to this Agreement, must be afforded an opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate principal amount of the

Transfer Restricted Notes covered by such Registration Statement, or such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object on a timely basis (except that documents filed as exhibits that are incorporated by reference or deemed to be incorporated by reference shall not be subject to such objections);

          (b) prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be, or such shorter period as will terminate when all Transfer Restricted Notes covered by such Registration Statement have been sold; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force), under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder with respect to the disposition of all securities covered by such Registration Statement, as so amended, or in such Prospectus, as so supplemented, and with respect to the subsequent resale of any Notes being sold by a Participating Broker-Dealer covered by any such Prospectus; the Issuer and the Guarantors shall be deemed not to have used their reasonable best efforts to keep a Registration Statement effective during the Applicable Period if they voluntarily take any action that would result in selling Holders of the Transfer Restricted Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Transfer Restricted Notes or such Exchange Notes during that period, unless (i) such action is required by applicable law, or (ii) such action is taken by them in good faith and for valid business reasons (not including avoidance of their obligations hereunder), including the acquisition or divestiture of assets;

          (c) if (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, notify the selling Holders of Transfer Restricted Notes, or each known Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly and confirm such notice in writing, (i) when a Prospectus, any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Transfer Restricted Notes the representations and warranties of the Issuer or any Guarantor contained in any agreement (including any underwriting agreement), contemplated by Section 5(l) hereof cease to be true and correct in all material respects, (iv) of the receipt by the Issuer or any Guarantor of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Transfer Restricted Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose, (v) of the happening of any event or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Issuer's and the Guarantors' reasonable determination that a post-effective amendment to a Registration Statement would be appropriate;

          (d) if (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use their best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification), of any of the Transfer Restricted Notes or the Exchange Notes (as applicable), to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use their reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment;

          (e) if a Shelf Registration is filed pursuant to Section 3 hereof and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Transfer Restricted Notes being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information relating to underwriters, if any, any Holder of Transfer Restricted Notes or the plan of distribution of the Transfer Restricted Notes as the managing underwriter, if any, or such Holders may reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuer has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment pursuant to clause (i), and (iii) supplement or make amendments to such Registration Statement with such information as is required in connection with any request made pursuant to clause (i);

          (f) if (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Transfer Restricted Notes and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits;

          (g) if (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Transfer Restricted Notes, or each such Participating Broker-Dealer, as the case may be, its counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary Prospectus), and each amendment or supplement thereto and any documents incorporated by reference therein, as such Persons may reasonably request; and, subject to the last paragraph of this Section 5 hereof, the Issuer and the Guarantors hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Transfer Restricted Notes or each such Participating Broker-Dealer, as the case may be, and their underwriters or agents, if any, and dealers, if any, in connection with the offering and sale of the Transfer Restricted Notes covered by or the sale by

Participating Broker-Dealers of the Exchange Notes pursuant to such Prospectus and any amendment or supplement thereto;

          (h) prior to any public offering of Transfer Restricted Notes or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, to use their reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Transfer Restricted Notes or each such Participating Broker-Dealer, as the case may be, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification), of such Transfer Restricted Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as any selling Holder, Participating Broker-Dealer, or the managing underwriters reasonably request in writing; keep each such registration or qualification (or exemption therefrom), effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Transfer Restricted Notes covered by the applicable Registration Statement; provided that the Issuer and the Guarantors shall not be
                        --------
required to (A) qualify generally to do business in any jurisdiction where they are not then so qualified, (B) take any action that would subject them to general service of process in any such jurisdiction where they are not then so subject or (C) subject themselves to taxation in any such jurisdiction where they are not so subject;

          (i) if a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Transfer Restricted Notes and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company ("DTC"), and enable such Transfer Restricted Notes to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may reasonably request at least two business days prior to any sale of the Transfer Restricted Notes;

          (j) if (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) above, as promptly as practicable prepare and (subject to Section

5(a) hereof), file with the SEC, at the expense of the Issuer and the Guarantors, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (k) prior to the effective date of the first Registration Statement relating to the Transfer Restricted Notes, (i) provide the Trustee with certificates for the Transfer Restricted Notes in a form eligible for deposit with DTC and (ii) use its reasonable best efforts to provide a CUSIP number for the Transfer Restricted Notes;

          (l) in connection with an underwritten offering of Transfer Restricted Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration or the disposition of such Transfer Restricted Notes, and in such connection, (i) make such representations and warranties to the underwriters, with respect to the business of the Issuer, the Guarantors and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Issuer and Guarantors and updates thereof in form and substance reasonably satisfactory to the managing underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters;
(iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Issuer and the Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or the Guarantors or of any business acquired by any of them for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as are reasonably re-
quested by underwriters as permitted by Statement on Auditing Standards No. 72;
                                        --------------------------------------
and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of outstanding Transfer Restricted Notes covered by such Registration Statement and the managing underwriters or agents), with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

          (m) if (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Transfer Restricted Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Transfer Restricted Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Issuer, the Guarantors and their subsidiaries (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuer, the Guarantors and their subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Issuer determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors, unless
(i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public, other than as a result of the disclosure or failure to safeguard by such Inspector;

          (n) provide an indenture trustee for the Transfer Restricted Notes or the Exchange Notes, as the case may be, and cause the Indenture to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Transfer Restricted Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Transfer Restricted Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their best efforts to cause such trustee to execute, all customary documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner;

          (o) comply with all applicable rules and regulations of the SEC and, as soon as reasonably practicable, make generally available to the holders of Exchange Notes and the Holders, if any, consolidated earning statements of the Issuer (including a condensed consolidating footnote if required under SEC rules) (which need not be certified by an independent public accountant), that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (p) If an Exchange Offer is to be consummated, upon delivery of the Transfer Restricted Notes by Holders to the Issuer (or to such other Person as direct ed by the Issuer), in exchange for the Exchange Notes, the Issuer and the Guarantors shall mark, or cause to be marked, on such Transfer Restricted Notes that such Transfer Restricted Notes are being cancelled in exchange for the Exchange Notes; in no event shall such Transfer Restricted Notes be marked as paid or otherwise satisfied.

          (q) cooperate with each seller of Transfer Restricted Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Transfer Restricted Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD");

          (r) use their best efforts to take all other steps necessary to effect the registration of the Transfer Restricted Notes covered by a Registration Statement contemplated hereby; and

          (s) use their best efforts to cause the Transfer Restricted Notes or the Exchange Notes, as applicable, covered by an effective registration statement required by Section 2 or Section 3 hereof to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Transfer Restricted Notes relating to such registration statement or the managing underwriters in connection therewith, if any.

          The Issuer and the Guarantors may require each seller of Transfer Restricted Notes or Participating Broker-Dealer as to which any registration is being effected to furnish to the Issuer such information regarding such seller or Participating Broker-Dealer and the distribution of such Transfer Restricted Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, as the Issuer may, from time to time, reasonably request. The Issuer may exclude from such registration the Transfer Restricted Notes or Exchange Notes of any seller or Participating Broker-Dealer, as the case may be, who fails to furnish such information within a reasonable time after receiving such request.

          Each Holder of Transfer Restricted Notes and each Participating Broker-Dealer agrees by acquisition of such Transfer Restricted Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v) or 5(c)(vi) hereof, such Holder shall forthwith discontinue disposition of such Transfer Restricted Notes covered by such Registration Statement or Prospectus or such Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or until it is advised in writing by the Issuer that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.

6.   Registration Expenses
     ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Issuer and the Guarantors shall be borne by the Issuer and the Guarantors, whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Transfer Restricted Notes or Exchange Notes and determination of the eligibility of the Transfer Restricted Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the Holders of Transfer Restricted Notes are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Transfer Restricted Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses (including, without limitation, expenses of printing certificates for

Transfer Restricted Notes or Exchange Notes in a form eligible for deposit with DTC and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or, in respect of Transfer Restricted Notes or Exchange Notes to be sold by any Participating Broker-Dealer during the Applicable Period, by the Holders of a majority in aggregate principal amount of the Transfer Restricted Notes included in any Registration Statement or of such Exchange Notes, as the case may be), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Issuer and the Guarantors, (v) fees and disbursements of all independent certified public accountants referred to in Section 5(l)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) the fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the NASD,
(vii) rating agency fees, (viii) Securities Act liability insurance, if the Issuer and the Guarantors desire such insurance, (ix) fees and expenses of all other Persons retained by the Issuer and the Guarantors, (x) internal expenses of the Issuer and the Guarantors (including, without limitation, all salaries and expenses of officers and employees of the Issuer and the Guarantors performing legal or accounting duties), (xi) the expense of any annual audit and
(xii) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange. Nothing contained in this Section 6 shall create an obligation on the part of the Issuer or any Guarantor to pay or reimburse any Holder for any underwriting commission or discount attributable to any such Holder's Transfer Restricted Notes included in an underwritten offering pursuant to a Registration Statement filed in accordance with the terms of this Agreement, or to guarantee such Holder any profit or proceeds from the sale of such Notes.

          (b) In connection with any Shelf Registration hereunder, the Issuer and the Guarantors shall reimburse the Holders of the Transfer Restricted Notes being registered in such registration for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel), chosen by the Holders of a majority in aggregate principal amount of the Transfer Restricted Notes to be included in such Registration Statement.

7.   Indemnification
     ---------------

          The Issuer and the Guarantors jointly and severally agree to indemnify and hold harmless (i) the Initial Purchasers, each Holder of Transfer Restricted Notes, each initial Holder of Exchange Notes and each Participating Broker-Dealer, (ii) each person, if any, who controls (within the meaning of Section 15 of the

Securities Act or Section 20 of the Exchange Act), any such Person (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of any of such Person or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limitation, and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person), directly or indirectly based upon or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Issuer shall have furnished to such Indemnified Person any amendments or supplements thereto), or any preliminary prospectus, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Indemnified Person furnished to the Issuer or any underwriter in writing by such Indemnified Person expressly for use therein, or (ii) any untrue statement contained in or omission from a preliminary Prospectus if a copy of the Prospectus (as then amended or supplemented, if the Issuer shall have furnished to or on behalf of the Holder participating in the distribution relating to the relevant Registration Statement any amendments or supplements thereto) was not sent or given by or on behalf of such Holder to the person asserting any such losses, liabilities, claims, damages or expenses who purchased Notes, if such Prospectus (or Prospectus as amended or supplemented), is required by law at or prior to the written confirmation of the sale of such Notes to such person and the untrue statement contained in or omission from such preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) or
(iii) the Holder has not complied with the last paragraph of Section 5 of this Agreement. The Issuer and the Guarantors shall notify the Holders promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation), or litigation of which it or they shall have become aware in connection with the matters addressed by this Agreement which involves the Issuer, any Guarantor or an Indemnified Person.

          In connection with any Registration Statement in which a Holder of Transfer Restricted Notes is participating, such Holder of Transfer Restricted Notes agrees, severally and not jointly, to indemnify and hold harmless the Issuer, each Guarantor, each person who controls the Issuer or the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the respective partners, directors, officers, representatives, employees and agents of such person or controlling person to the same extent as the foregoing indemnity from the Issuer and the Guarantors to each Indemnified Person, but only with reference to information relating to such Indemnified Person furnished to the Issuer in writing by such Indemnified Person expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary Prospectus. The liability of any Indemnified Person pursuant to this paragraph shall in no event exceed the net proceeds received by such Indemnified Person from sales of Transfer Restricted Notes giving rise to such obligations.

          If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Party"), shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person"), in writing, and the Indemnifying Person, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Indemnifying Person and the Indemnified Party shall have mutually agreed in writing to the contrary,
(ii) the Indemnifying Person failed promptly to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties), include both such Indemnified Party and the Indemnifying Person, or any affiliate of the Indemnifying Person, and such Indemnified Party shall have been reasonably advised by counsel that, either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Person or such affiliate of the Indemnifying Person or (y) a conflict may exist between such Indemnified Party and the Indemnifying Person or such affiliate of the Indemnifying Person (in which case the Indemnifying Person shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Person shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel), for all such indemnified parties, which firm shall be designated in writing by those indemnified parties who sold a majority in outstanding aggregate principal amount of Transfer Restricted Notes sold by all such indemnified parties and any such separate firm for the Issuer and the Guarantors, their directors, their officers and such control persons of the Issuer and the Guarantors shall be designated in writing by the Issuer. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, and the Indemnifying Party agrees to hold harmless any Indemnified Party from any loss or liability by reason of such unconsented settlement, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Party in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein (other than by reason of the exceptions provided therein), then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities, or expenses (i) in such proportion as is appropriate to reflect the relative benefits of the Indemnified Party on the one hand and the Indemnifying Person(s) on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities, or expenses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnified Person(s) and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Issuer and the Guarantors on the one hand and any Indemnified Persons on the other shall be determined by reference to, among other things, wheth er the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the

Guarantors or by such Indemnified Persons and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation
                                                           --- ----
(even if such indemnified parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, liabilities, claims, damages, judgments, actions and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Indemnified Person be required to contribute any amount in excess of the amount by which proceeds received by such Indemnified Person from sales of Transfer Restricted Notes or Exchange Notes exceeds the amount of any damages that such Indemnified Person has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the indemnifying parties may otherwise have to the indemnified parties referred to above. The Indemnified Persons' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of Notes sold by each of the Indemnified Persons hereunder and not joint.

8.   Rules 144 and 144A
     ------------------

          The Issuer and the Guarantors covenant that they will file the reports required to be filed by them pursuant to the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Issuer and the Guarantors are not required to file such reports, they will, upon the request of any Holder of Transfer Restricted Notes, make available information required by Rule 144 and Rule 144A under the Securities Act in order to permit sales pursuant to Rule 144 and Rule 144A. The Issuer and the Guarantors further covenant that they will take such further action as any Holder of Transfer Re-stricted Notes may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Notes without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 and Rule 144A or (b) any similar rule or regulation hereafter adopted by the SEC.

9.   Underwritten Registrations
     --------------------------

          (a) If any of the Transfer Restricted Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Notes included in such offering and shall be reasonably acceptable to the Issuer.

          No Holder of Transfer Restricted Notes may participate in any underwritten registration hereunder, unless such Holder (a) agrees to sell such Holder's Transfer Restricted Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          (b) Each Holder of Transfer Restricted Notes agrees, if requested (pursuant to a timely written notice), by the managing underwriters in an underwritten offering or by a placement agent in a private offering of the Company's or the Guarantors' debt securities, not to effect any private sale or distribution (including a sale pursuant to Rule 144(k) or Rule 144A under the Securities Act, but excluding non-public sales to any of its affiliates, officers, directors, employees and controlling persons), of any of the Notes except pursuant to an Exchange Offer, during the period beginning 10 days prior to, and ending 90 days after, the closing date of the underwritten offering.

          The foregoing provisions shall not apply to any Holder of Transfer Restricted Notes if such Holder is prevented by applicable statute or regulation from entering into any such agreement.

          The Issuer and the Guarantors agree not to effect any public or private sale or distribution of its respective debt securities (excluding commercial paper issued in the ordinary course of business), including a sale pursuant to Regulation D or Rule 144A under the Securities Act, during the period beginning 10 days prior to, and ending 90 days after, the closing date of each underwritten offering made pursuant to such Registration Statement without the written consent of the managing underwriters in an underwritten offering of Transfer Restricted Notes covered by a Registration Statement filed pursuant to Section 3 hereof, (provided, however, that such period shall be extended by the number of days
 --------  -------
from and including the date of the giving of any notice pursuant to Section 5(c)(v) or (c)(vi) hereof to and including the date when each seller of Transfer Restricted Notes covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof).

10.  Miscellaneous
     -------------

          (a)  Remedies.  In the event of a breach by the Issuer or any
               --------
Guarantor of any of its obligations under this Agreement, each Holder of Transfer Restricted Notes, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Initial Purchasers, in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.
Subject to Section 4, the Issuer and the Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by any of them of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, they shall waive the defense that a remedy at law would be adequate.

          (b)  No Inconsistent Agreements.  The Issuer and the Guarantors have
               --------------------------
not, as of the date hereof, and they shall not, after the date of this Agreement, enter into any agreement with respect to any of their respective securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Notes in this Agreement or otherwise conflicts with the provisions hereof. The Issuer and the Guarantors have not entered, and will not enter, into any agreement with respect to any of their respective securities which will grant to any Person piggy-back registration rights with respect to a Registration Statement.

          (c)  Amendments and Waivers.  The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Issuer has obtained the written consent of Holders of at least a majority of the then outstanding aggregate principal amount of Transfer Restricted Notes. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by Holders of at least a majority in aggregate principal amount of the Transfer Restricted Notes being sold by such Holders pursuant to such Registration Statement; provided
                                                                    --------
that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (d)  Notices.  All notices and other communications (including,
               -------
without limitation, any notices or other communications to the Trustee), provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

          (i) if to a Holder of Transfer Restricted Notes, at the most current address given by the Trustee to the Issuer; and

          (ii) if to the Issuer or the Guarantors, Cobblestone Golf Group, Inc., 3702 Via De La Valle, Suite 202, Del Mar, California 92014,
     Attention: Chief Financial Officer, with a copy to Latham & Watkins, 633 West 5th Street, Suite 4000, Los Angeles, California 90071-2007, Attention:
     Elizabeth A. Blendell.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a nationally recognized next-day air courier, if made by next-day air courier; and when receipt is acknowledged by the addressee, if telecopied on a business day on such business day, if not on a business day, on the first business day thereafter.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

          (e)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Notes. The Issuer and the Guarantors agree that the Holders of the Notes shall be third party creditor beneficiaries to the agreements made hereunder by the Initial Purchasers, the Issuer and the Guarantors, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

          (f)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g)  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h)  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
               -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE
BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (i)  Severability.  If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j)  Entire Agreement.  This Agreement, together with the Purchase
               ----------------
Agreement, is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

          (k)  Notes Held by the Issuer, the Guarantors or their Respective
               ------------------------------------------------------------
Affiliates.  Whenever the consent or approval of Holders of a specified
- ----------
percentage of Transfer Restricted Notes is required hereunder, Transfer Restricted Notes held by the Issuer, the Guarantors, or their respective affiliates (as such term is defined in Rule 405 under the Securities Act), shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (l)  Survival.  This Agreement is intended to survive the consummation
               --------
of the transactions contemplated by the Purchase Agreement. The indemnification and contribution obligations under section 7 of this Agreement shall survive the termination of the Issuer's and the Guarantors' obligations under sections 2 and 3 of this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                            COBBLESTONE GOLF GROUP, INC.
                            ESCONDIDO CONSULTING, INC.
                            CARMEL MOUNTAIN RANCH GOLF CLUB, INC.
                            OVLC MANAGEMENT CORPORATION
                            OVLC FINANCIAL CORPORATION
                            OCEAN VISTA LAND COMPANY
                            GOLF COURSE INNS OF AMERICA, INC.
                            OCEANSIDE GOLF MANAGEMENT COR PORATION
                            WHISPERING PALMS COUNTRY CLUB JOINT VENTURE
                            C-RHK, INC.
                            COBBLESTONE TEXAS, INC.
                            PECAN GROVE GOLF CLUB, INC.
                            CSR GOLF GROUP, INC.
                            LAKEWAY GOLF CLUBS, INC.
                            WOODCREST GOLF CLUB, INC.
                            TGFC CORPORATION
                            FOOTHILLS HOLDING COMPANY, INC.
                            VIRGINIA GOLF COUNTRY CLUB, INC.
                            CEL GOLF GROUP, INC.
                            BELLOWS GOLF GROUP, INC.


                            By: /s/ Stefan C. Karnavas
                                ----------------------
                                Name:         Stefan C. Karnavas
                                Title:        Chief Financial Officer

                            THE LIQUOR CLUB AT PECAN GROVE, INC., as Guarantor



                            By: /s/ Laurie Ann Wright
                                ---------------------
                                Name:        Laurie Ann Wright
                                Title:       President, Treasurer and
                                             Secretary


                            LAKEWAY CLUBS, INC., as Guarantor



                            By: /s/ Timothy S. O' Hern
                                ----------------------
                                Name:        Timothy S. O'Hern
                                Title:       President, Treasurer and
                                             Secretary

The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first
above written.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION



By: /s/ David F. Posnick
    -----------------------
   Name:   David F. Posnick
   Title:  Vice President


BA SECURITIES, INC.



By: /s/ Blaine Crissman
    ----------------------
   Name:   Blaine Crissman
   Title:  Vice President